                             LETTER OF TRANSMITTAL
              TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                      OF

                              DIME BANCORP, INC.

                     FOR 0.9302 SHARES OF COMMON STOCK OF


                        NORTH FORK BANCORPORATION, INC.

                      AND $2.00 NET TO THE SELLER IN CASH

                          PURSUANT TO THE PROSPECTUS
                             DATED MARCH 14, 2000

--------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON FRIDAY, APRIL 14, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                      The Exchange Agent for the Offer is:


                    FIRST CHICAGO TRUST COMPANY OF NEW YORK


            By Mail:                       By Hand:             By Overnight, Certified or
         First Chicago Trust          First Chicago Trust         Express Mail Delivery:
        Company of New York           Company of New York           First Chicago Trust
           Attention:                     Attention:                Company of New York
          Corporate Actions            Corporate Actions                Attention:
           Suite 4660              c/o Securities Transfer &         Corporate Actions
            P.O. Box 2569           Reporting Services Inc.        525 Washington Blvd.
    Jersey City, NJ 07303-2569   100 William Street, Galleria      Jersey City, NJ 07310
                                      New York, NY 10038

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by stockholders of Dime Bancorp, Inc. if certificates for Dime Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Dime Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the"Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE DIME RIGHT (AS SUCH TERM IS DEFINED BELOW) FOR EACH SHARE OF DIME COMMON STOCK TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES OF DIME COMMON STOCK. UNLESS THE DIME DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF SHARES OF DIME COMMON STOCK WILL CONSTITUTE A TENDER OF THE ASSOCIATED DIME RIGHTS. Stockholders who deliver Dime Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Dime Shares are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates for Dime Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the

Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Dime Shares according to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).


[ ] CHECK HERE IF DIME SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution: ---------------------------------------------


    DTC Account Number: --------------------------------------------------------


    Transaction Code Number: ---------------------------------------------------


[ ] CHECK HERE IF TENDERED DIME SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


    Name(s) of Registered Owner(s): --------------------------------------------


    Window Ticket Number (if any): ---------------------------------------------


    Date of Execution of Notice of Guaranteed Delivery: ------------------------


    Name of Institution which Guaranteed Delivery: -----------------------------

                                     DESCRIPTION OF SHARES TENDERED
       Name(s) and Address(es) of Registered Holder(s)
         (Please fill in, if blank, exactly as name(s)                         Shares Tendered
                appear(s) on Share certificate(s))                    (Attach signed list if necessary)

                                                                                    Total Number
                                                                                     of Shares
                                                                                   Represented by       Number of
                                                              Certificate              Share             Shares
                                                              Number(s)(1)       Certificate(s)(1)     Tendered(2)







                                                              Total Shares


 (1) Need not be completed by Book-Entry Stockholders.

 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.


                                     DESCRIPTION OF RIGHTS TENDERED
       Name(s) and Address(es) of Registered Holder(s)                 Rights Certificate(s) Tendered(1)
                 (Please fill in, if blank)                          (Attach additional list if necessary)

                                                                                     Total Number
                                                                                      of Rights         Number of
                                                                  Certificate       Represented by       Rights
                                                                  Number(s)(2)    Certificate(s)(2)    Tendered(3)







                                                                  Total Rights


 (1) If the tendered Rights are represented by separate Rights Certificates, provide the certificate numbers of such Rights Certificates. Shareholders tendering Rights which are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.

 (2) Need not be completed by shareholders tendering by book-entry transfer.

 (3) Unless otherwise indicated, it will be assumed that all Rights being delivered to the Exchange Agent are being tendered. See Instruction 4.




                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby delivers to North Fork Bancorporation, Inc., a Delaware corporation ("North Fork"), the above-described shares of common stock, par value $0.01 per share (the "Common Stock"), and the associated preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Dime Shares"), of Dime Bancorp, Inc., a Delaware corporation ("Dime"), pursuant to North Fork's offer to exchange 0.9302 shares of common stock, par value $0.01 per share, of North Fork ("North Fork Common Shares") plus $2.00 net to the seller in cash for each outstanding Dime Share, without interest thereon upon the terms and subject to the conditions set forth in the Prospectus, dated March 14, 2000 (the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that North Fork reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Dime Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve North Fork of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive North Fork Common Shares and cash for Dime Shares validly tendered and accepted for exchange pursuant to the Offer. Receipt of the Offer is hereby acknowledged. Unless the context otherwise requires and unless and until the Rights are redeemed, all references to the Dime Shares shall include the associated Rights.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Dime Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, North Fork, all right, title and interest in and to all of the Dime Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Dime Shares or other securities issued or issuable in respect thereof on or after April 14, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Dime Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Dime Shares (and any and all Distributions), or transfer ownership of such Dime Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of North Fork,
(ii) present such Dime Shares (and any and all Distributions) for transfer on the books of Dime, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Dime Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF DIME SHARES,

UNLESS THE RIGHTS PLAN CONDITION (AS DEFINED IN THE PROSPECTUS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE DIME DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF DIME SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. SEE INSTRUCTION 10.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Linda Bishop and Kathleen H. Martin in their respective capacities as employees of North Fork, and any individual who shall thereafter succeed to any such office of North Fork, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Dime's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Dime Shares (and any and all Distributions) tendered hereby and accepted for exchange by North Fork. This appointment will be effective if and when, and only to the extent that, North Fork accepts such Dime Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Dime Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Dime Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). North Fork reserves the right to require that, in order for Dime Shares (or other Distributions) to be deemed validly tendered, immediately upon North Fork's acceptance for exchange of such Dime Shares, North Fork must be able to exercise full voting, consent and other rights with respect to such Dime Shares (and any and all Distributions), including voting at any meeting of Dime's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Dime Shares tendered hereby and all Distributions, that the undersigned owns the Dime Shares tendered hereby, and that when the same are accepted for exchange by North Fork, North Fork will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or North Fork to be necessary or desirable to complete the sale, assignment and transfer of the Dime Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of North Fork all Distributions in respect of the Dime Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, North Fork shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Dime Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by North Fork in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

     The undersigned understands that the valid tender of Dime Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and North Fork upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, North Fork may not be required to accept for exchange any of the Dime Shares tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the North Fork Common Shares and a check for cash (including any cash in lieu of fractional North Fork Common Shares), and return any certificates for Dime Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the North Fork Common Shares and a check for cash (including any cash in lieu of fractional North Fork Common Shares) and return any certificates for Dime Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the North Fork Common Shares and a check for cash (including any cash in lieu of fractional North Fork Common Shares), and issue certificates for Dime Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Dime Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that North Fork has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Dime Shares from the name of the registered holder thereof if North Fork does not accept for exchange any of the Dime Shares so tendered.

                          SPECIAL ISSUANCE INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


To be completed ONLY if the North Fork Common Shares and the check for cash payable in the Offer is to be issued in name of someone other than the undersigned, if certificates for the Dime Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if Dime Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and the Share certificate(s) to:


Name(s) ------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------


Address ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                            (SEE SUBSTITUTE FORM W-9)


Credit the Dime Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account:


--------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)




================================================================================



                          SPECIAL DELIVERY INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


To be completed ONLY if certificates for the Dime Shares not tendered or not accepted for exchange and the North Fork Common Shares and the check for cash payable in the Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."



Mail check and the Share certificates to:


Name ---------------------------------------------------------------------------
                                 (PLEASE PRINT)


Address ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


        -------------------------------------------------------------------


        -------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S)




        Dated ----------  , 2000


        (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


        Name(s) -------------------------------------------------------------


        ---------------------------------------------------------------------
                                 (PLEASE PRINT)


        Name of Firm --------------------------------------------------------


        Capacity (full title) -----------------------------------------------
                               (SEE INSTRUCTION 5)


        Address -------------------------------------------------------------


        ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


        Daytime Area Code and Telephone Number ------------------------------


        Taxpayer Identification or
        Social Security Number ----------------------------------------------
                                         (SEE SUBSTITUTE FORM W-9)



                            GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW



        Authorized Signature ------------------------------------------------


        Name(s) -------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Dime Shares) of Dime Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Dime Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Dime either if Dime Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Dime Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus. For a stockholder to validly tender Dime Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Dime Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Dime Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus.

     Stockholders whose certificates for Dime Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Dime Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by North Fork, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered Dime Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Dime Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Dime Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that North Fork may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Dime Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE DIME SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE DIME SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Dime Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Dime Shares for exchange.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Dime Shares tendered and the Share certificate numbers with respect to such Dime Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Dime Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Dime Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Dime Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Dime Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Dime Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Dime Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Dime Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to North Fork of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Dime Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Dime Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Dime Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, North Fork will pay all stock transfer taxes with respect to the transfer and sale of any Dime Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Dime Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to North Fork of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Dime Shares tendered hereby.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for North Fork Common Shares and a check for cash (including any cash in lieu of fractional North Fork Common Shares), and certificates for Dime Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Dime Shares by book-entry transfer may request that Dime Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Dime Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Dime Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or either Dealer Manager at their respective address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

     9. WAIVER OF CONDITIONS. North Fork reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the North Fork Stockholder Approval Condition, the Regulatory Approvals Condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the North Fork shares to be issued in our offer), in whole or in part, in the case of any Dime Shares tendered.

     10. TENDER OF DIME RIGHTS AFTER DIME'S DISTRIBUTION DATE. If the Dime Distribution Date occurs and separate certificates representing the Dime Rights are distributed by Dime or the Rights Agent to holders of Dime Shares prior to the time a holder's Dime Shares are tendered pursuant to the Offer, certificates representing a number of Dime Rights equal to the number of Dime Shares tendered must be delivered to the Exchange Agent, or, if available, a Book-Entry Confirmation received by the Exchange Agent with respect thereto, in order for such Dime Shares to be validly tendered. If the Dime Distribution Date occurs and separate certificates representing the Dime Rights are not distributed prior to the time Dime Shares are tendered pursuant to the Offer, Dime Rights may be tendered prior to a stockholder receiving the certificates for Dime Rights by use of the guaranteed delivery procedures described under "The Offer--Procedure for Tendering" in the Prospectus. If Dime Rights certificates are distributed but are not available to a stockholder prior to the time Dime Shares are tendered pursuant to the Offer, a tender of Dime Shares constitutes an agreement by the tendering stockholder to deliver to the Exchange Agent pursuant to such guaranteed delivery procedures, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of Transmittal for delivery of Dime Rights certificates or a Book-Entry Confirmation for Dime Rights (the "Dime Rights Delivery Period"), Dime Rights certificates representing a number of Dime Rights equal to the number of Dime Shares tendered. North Fork reserves the right to require that it receive such Dime Rights certificates (or a Book-Entry Confirmation with respect to such Dime Rights) prior to accepting Dime Shares for exchange.

     Nevertheless, North Fork will be entitled to accept for exchange Dime Shares tendered by a stockholder prior to receipt of the Dime Rights certificates required to be tendered with such Dime Shares or a Book-Entry Confirmation with respect to such Dime Rights and either (i) subject to complying with applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Dime Shares pending receipt of the Dime Rights certificates or a Book-Entry Confirmation for such Dime Rights or (ii) exchange Dime Shares accepted for exchange pending receipt of the Dime Rights certificates or a Book-Entry Confirmation for such Dime Rights in reliance upon the guaranteed delivery procedures. In addition, after expiration of the Dime Rights Delivery Period, North Fork may instead elect to reject as invalid a tender of Dime Shares with respect to which Dime Rights certificates or a Book-Entry Confirmation for an equal number of Dime Rights have not been received by the Exchange Agent. Any determination by North Fork to make payment for Dime Shares in reliance upon such guaranteed delivery procedure or, after expiration of the Dime Rights Delivery Period, to reject a tender as invalid, shall be made, subject to applicable law, in the sole and absolute discretion of North Fork.

     11. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. In addition, payments of cash in exchange for Dime Shares and, if applicable, in lieu of fractional North Fork Common Shares that are made to such stockholder with respect to Dime Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in
Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent must withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. In addition, the Exchange Agent may backup withhold during the 60 day period under certain circumstances. The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Dime Shares or the last transferee appearing on the stock powers attached to, or endorsed on, the Dime Shares. If the Dime Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     12. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Dime Shares has been lost, destroyed or stolen, the stockholder should promptly notify Dime's Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED DIME SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR DIME SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Backup withholding is not an additional tax. Rather the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------


SUBSTITUTE

FORM W-9
DEPARTMENT OF
THE TREASURY
INTERNAL REVENUE
SERVICE

PAYER'S REQUEST FOR
TAXPAYER
IDENTIFICATION
NUMBER ("TIN")

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
AND CERTIFY BY SIGNING AND DATING BELOW

                                    -------------------------------------------
                                              Social Security Number
                                              (If awaiting TIN write
                                                  "Applied For")

                                                        OR


                                    -------------------------------------------
                                          Employer Identification Number
                                              (If awaiting TIN write
                                                  "Applied For")

--------------------------------------------------------------------------------

PART 2--CERTIFICATE--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).

--------------------------------------------------------------------------------

SIGNATURE ------------------------------  DATE -------------  , 2000

Name (Please Print): ---------------------------

Address: ---------------------------------------

City, State & Zip Code: ------------------------

--------------------------------------------------------------------------------

PART 3-- Awaiting TIN [ ]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.



            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Exchange Agent within sixty (60) days.


  --------------------------------------------     ---------------- , 2000
                    Signature                            Date


  Name (Please Print): -----------------------

     Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or either Dealer Manager as set forth below:


                    The Information Agent for the Offer is:


                             D.F. KING & CO., INC.


                                77 Water Street
                              New York, NY 10005
                Banks and Brokers Call Collect: (212) 269-5550
                   ALL OTHERS CALL TOLL FREE: 1-800-755-7250


                   The Co-Dealer Managers for the Offer are:

   SALOMON SMITH BARNEY
    388 Greenwich Street
 New York, New York 10013




SANDLER O'NEILL & PARTNERS, L.P.
     Two World Trade Center
    New York, New York 10048